UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 7, 2004

ProCentury Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Cleveland Avenue, Westerville, Ohio	43082

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	614-895-2000

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit 99.1 – Press Release, dated June 7, 2004

Item 12. Results of Operations and Financial Condition.

On June 7, 2004, ProCentury Corporation, an Ohio corporation (the “Company), issued a press release announcing the Company’s results for the quarter ended March 31, 2004. A copy of the release is attached to this Current Report as Exhibit 99.1

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCentury Corporation

Date: June 7, 2004	By:	/s/ Charles D. Hamm
Charles D. Hamm
Chief Financial Officer and
Treasurer

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EXHIBIT INDEX

Exhibit 99.1	Press Release, dated June 7, 2003

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